Xtant Medical to Announce Third Quarter 2017 Results on Wednesday, November 8th

BELGRADE, Mont., Oct. 27, 2017 (GLOBE NEWSWIRE) -- Xtant Medical Holdings, Inc. (NYSE American:XTNT), a leader in the development of regenerative medicine products and medical devices, today announced that it will release its financial results for the third quarter ended September 30, 2017, after the close of the financial markets on Wednesday, November 8th, 2017.

An accompanying conference call will be conducted by Carl O’Connell, Chief Executive Officer and President, and Laura Kendall, Interim Chief Financial Officer, to review the results. The call will be held at 10:00 AM ET, on Thursday, November 9th, 2017. Please refer to the information below for conference call dial-in information and webcast registration.

Conference Details

Conference Date: Thursday, November 9, 2017 10:00 AM ET
Conference dial-in: 877-269-7756
International dial-in: 201-689-7817
Conference Call Name: Xtant Medical Holdings, Inc. Third Quarter 2017 Results Call
Webcast Registration: Click Here
Following the live call, a replay will be available on the Company’s website, www.xtantmedical.com, under “Investor Info”.

About Xtant Medical

Xtant Medical develops, manufactures and markets regenerative medicine products and medical devices for domestic and international markets. Xtant Medical products serve the specialized needs of orthopedic and neurological surgeons, including orthobiologics for the promotion of bone healing, implants and instrumentation for the treatment of spinal disease, tissue grafts for the treatment of orthopedic disorders, and biologics to promote healing following cranial, and foot and ankle surgeries. With core competencies in both biologic and non-biologic surgical technologies, Xtant Medical can leverage its resources to successfully compete in global neurological and orthopedic surgery markets. For further information, please visit www.xtantmedical.com.

Important Cautions Regarding Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “continue,” “efforts,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “forecasts,” “strategy,” “will,” “goal,” “target,” “prospects,” “potential,” “optimistic,” “confident,” “likely,” “probable” or similar expressions or the negative thereof.

Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the ability to comply with covenants in the Company’s senior credit facility and to make deferred interest payments; the ability to maintain sufficient liquidity to fund operations; the ability to remain listed on the NYSE American; the ability to obtain financing on reasonable terms; the ability to increase revenue; the ability to continue as a going concern; the ability to maintain sufficient liquidity to fund operations; the ability to achieve expected results; the ability to remain competitive; government regulations; the ability to innovate and develop new products; the ability to obtain donor cadavers for products; the ability to engage and retain qualified technical personnel and members of the Company’s management team; the availability of Company facilities; government and third-party coverage and reimbursement for Company products; the ability to obtain regulatory approvals; the ability to successfully integrate recent and future business combinations or acquisitions; the ability to use net operating loss carry-forwards to offset future taxable income; the ability to deduct all or a portion of the interest payments on the notes for U.S. federal income tax purposes; the ability to service Company debt; product liability claims and other litigation to which we may be subjected; product recalls and defects; timing and results of clinical studies; the ability to obtain and protect Company intellectual property and proprietary rights; infringement and ownership of intellectual property; the ability to remain accredited with the American Association of Tissue Banks; influence by Company management; the ability to pay dividends; and the ability to issue preferred stock; and other factors.

Additional risk factors are listed in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” You should carefully consider the trends, risks and uncertainties described in this document, the Form 10-K and other reports filed with or furnished to the SEC before making any investment decision with respect to our securities. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and you could lose all or part of your investment. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Contact
CG CAPITAL
Rich Cockrell
877.889.1972
investorrelations@cg.capital

Company Contact
Xtant Medical
Molly Mason
mmason@xtantmedical.com
Xtant Medical Holdings, Inc.